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                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON D.C. 20549
                                    ----------------
                                        FORM 8-K
                                     CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF
                            THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

                                    December 17, 1997

                                    -----------------

                                 PROMUS HOTEL CORPORATION
                  (Exact name of registrant as specified in its charter)

            DELAWARE                      001-13719              67-1716020
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)

       755 Crossover Lane
       Memphis, Tennessee                                            38117
(Address of Principal Executive Offices)                           (Zip Code)

                                      -----------------


                                       (901) 374-5000
                    ----------------------------------------------------
                    (Registrant's telephone number, including area code)




                                     PARENT HOLDING CORP.
               --------------------------------------------------------------
               (Former name or former address, if changed since last report.)
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Item 2.  Acquisition or Disposition of Assets

         Doubletree Corporation, a Delaware corporation ("Doubletree"), and Promus Hotel Corporation, a Delaware corporation ("Old Promus"), entered into an Agreement and Plan of Merger dated as of September 1, 1997 by and among Old Promus, Doubletree and Parent Holding Corp., a Delaware corporation (the "Company"), as amended on October 1, 1997 to add Promus Acquisition Corp., a Delaware corporation, and Doubletree Acquisition Corp., a Delaware corporation, as parties (the "Merger Agreement"). On December 19, 1997, pursuant to the Merger Agreement, (i) Doubletree Acquisition Corp. merged with and into Doubletree with Doubletree surviving and becoming a wholly-owned subsidiary of the Company (the "Doubletree Merger"), (ii) Promus Acquisition Corp. merged with and into Old Promus with Old Promus becoming a wholly-owned subsidiary of the Company (the "Promus Merger," and together with the Doubletree Merger, the "Merger"), and (iii) the Company was renamed "Promus Hotel Corporation." After the Merger, Old Promus was renamed "Promus Operating Company, Inc."

         The Merger Agreement contemplated that the Company would be a holding company for the businesses of Doubletree and Old Promus. Special meetings of the stockholders of Doubletree and Old Promus at which the stockholders were asked, pursuant to a Joint Proxy Statement/Prospectus contained within the Company's Form S-4 Registration Statement (No. 333-40233) filed with the Securities and Exchange Commission on November 14, 1997, to consider and vote upon, among other things, the Merger Agreement were held on December 18, 1997. The stockholders of each of Doubletree and Old Promus approved and adopted the Merger Agreement at their respective meetings.

         Following receipt of these approvals, Certificates of Merger relating to the Doubletree Merger and the Promus Merger were filed with the Secretary of State of the State of Delaware. These filings were accepted and the Doubletree Merger and the Promus Merger became effective on December 19, 1997 with the result that each of Doubletree and Old Promus became, as of December 19, 1997, wholly owned subsidiaries of the Company. The Merger was structured as a "merger of equals" and did not involve the sale of either Doubletree or Old Promus. No consideration was paid by either Doubletree or Old Promus to the other, consequently there was no source of funds.

         Upon consummation of the Promus Merger, each outstanding share of Old Promus Common Stock was converted into the right to receive .925 of a share of the common stock of the Company, par value $.01 (the "Common Stock"). Fractional shares of Common Stock, if any, will not be issued in connection with the Promus Merger. Holders will be paid an amount in cash equal to the same fraction of the fair market value of a whole share of Common Stock, determined as set forth in the Merger Agreement. Upon consummation of the Doubletree Merger each outstanding share of Doubletree was converted into the right to receive one share of Common Stock. The exchange ratios were determined through arm's-length negotiation between Doubletree and Old Promus.

         The Common Stock is listed on the New York Stock Exchange, Inc. and trades under the symbol "PRH". The Common Stock is also listed on The Chicago Stock Exchange, the Pacific Exchange, Inc., and the Philadelphia Stock Exchange.

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         The businesses of the Company, through its wholly-owned subsidiaries
Doubletree and Old Promus and their respective subsidiaries, initially consists of the businesses conducted by Doubletree and Old Promus and their respective subsidiaries immediately prior to the consummation of the Merger. In this regard, the Company intends to continue to devote the assets associated with these businesses to generally the same purposes as these assets were employed prior to the Merger.

Item 5.  Other Events.

         On December 17, 1997 the Board of Directors of the Company adopted a Stockholder Rights Agreement (the "Rights Plan").

         In connection with the Rights Plan, the Board of Directors of the Company approved the issuance of one preferred share purchase right (the "Rights") for each share of common stock, par value $.01 per share (the "Common Shares"), of the Company issued at or after the effective time
(the "Effective Time") of the mergers of two wholly-owned subsidiaries of the Company with and into Doubletree Corporation and Promus Hotel Corporation (collectively, the "Merger"). Each Right will entitle the registered holder thereof, after the Rights become exercisable and until December 17, 2007 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-hundredth (1/100th) of a share of Series A Junior Participating Preferred Stock (the "Preferred Shares"), at a price of $160.00 per one one-hundredth (1/100th) of a Preferred Share, subject to certain anti-dilution adjustments (the "Purchase Price"). Until the earlier to occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Shares (an "Acquiring Person") or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Common Shares (the earlier of (i) and (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate. The Rights will be transferred with and only with the Common Shares until the Distribution Date or earlier redemption or expiration of the Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights will at no time have any voting rights.

         In the event that a Person becomes an Acquiring Person, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter be entitled to purchase one one-hundredth of a share of Preferred Stock for each Right. In the event that, after a person has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, the Company acquires another entity in a transaction in which all or part of the Common Shares are changed into or exchanged for securities, cash or any other property of the Company or any other

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entity, or more than 50% of the assets or earning power of the Company are sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the Company surviving in such transaction which at the time of such transaction would have a market value of two times the then current Purchase Price of one Right.

         At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Shares, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, for Common Shares at an exchange rate of that number of Common Shares having an aggregate value equal to the Purchase Price per Right (subject to adjustment).

         The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The Rights will expire on December 17, 2007 (unless earlier redeemed, exchanged or terminated). First Union National Bank is the Rights Agent.

         The Purchase Price payable, and the number of one-hundredths of a Preferred Share or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause
(i) above)) or of subscription rights or warrants (other than those referred to above).

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

         Any of the provisions of the Rights Agreement dated as of December 17, 1997 between the Company and the Rights Agent (the "Rights Agreement") may be amended by the Board of Directors of the Company for so long as the Rights are then redeemable, and after the

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Rights are no longer redeemable, the Company may amend or supplement the
Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights.

         One Right will be distributed to stockholders of the Company for each Common Share received by them in connection with the Merger at the Effective Time. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share issued after the Effective Time so that all such shares will have attached Rights. The Company has agreed that, from and after the Distribution Date, the Company will reserve 5,000,000 shares of Preferred Stock initially for issuance upon exercise of the Rights.

         The Rights are designed to assure that all of the Company's stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive tactics to gain control of the Company without paying all stockholders a control premium. The Rights will cause substantial dilution to a person or group that acquires 15% or more of the Company's stock on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at any time prior to the first date that a Person or group has become an Acquiring Person.

         The Rights Agreement specifying the terms of the Rights is incorporated herein by reference as an exhibit to this Report. The foregoing description of the Rights is qualified in its entirety by reference to such exhibit.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

         The audited financial statements of Old Promus for the three previous calendar years, and the accountants' report related thereto, set forth in Old Promus's Annual Report on Form 10-K for the year ended December 31, 1997, and the unaudited financial statements for the period ended September 30, 1997 set forth in Old Promus's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, the unaudited financial statements for the period ended June 30, 1997 set forth in Old Promus's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and the unaudited financial statements for the period ended March 31, 1997 set forth in Old Promus's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, are incorporated herein by reference.

         The audited financial statements of Doubletree for the three previous calendar years, and the accountants' report related thereto, set forth in Doubletree's Annual Report on Form 10-K for the calendar year ended December 31, 1996, and the unaudited financial statements for the period ended September 30, 1997 set forth in Doubletree's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, the unaudited financial statements for the period ended June 30, 1997 set forth in Doubletree's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, and the unaudited financial statements for the period ended March 31, 1997 set forth in Doubletree's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, are incorporated herein by reference.

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         (b)  Pro forma financial information.

         The information set forth under the caption "Unaudited Pro Forma Financial Information" in the Joint Proxy Statement/Prospectus dated
November 14, 1997, which is part of the Registration Statement on Form S-4 (No. 333-40233) filed by the Company is incorporated herein by reference.

B. Exhibits

    2.1 Agreement and Plan of Merger dated as of September 1, 1997 by and among Promus Hotel Corporation, Doubletree Corporation, and Parent Holding Corp. (incorporated by reference from Old Promus's Current Report on Form 8-K, filed September 5, 1997).

    2.2 Amendment Agreement, dated October 1, 1997, by and among Doubletree Acquisition Corp. and Promus
         Acquisition Corp. (incorporated by reference from the Company's Registration Statement on Form S-4, filed
         November 14, 1997 (File No. 333-40233)).

    4. Rights Agreement, dated as of December 17, 1997, between Parent Holding Corp. and First Union National
         Bank which includes the form of Certificate of Designations of the Series A Junior Participating
         Preferred Stock of Promus Hotel Corporation as Exhibit A and the form of Right Certificate as Exhibit B
         (incorporated  by reference from the Company's Current
         Report on Form 8-A, filed December 17, 1997).

   23.1  Consent of Arthur Andersen LLP.

   23.2  Consent of KPMG Peat Marwick LLP.

   99.   Text of Press Release, dated December 19, 1997.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PROMUS HOTEL CORPORATION


Date: December 19, 1997               By: /s/ RALPH B. LAKE
                                          -----------------------------
                                       Name:   Ralph B. Lake
                                       Title:  Executive Vice President,
                                               General Counsel and Secretary














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